T. Rowe Price Equity Income Portfolio

Supplement to Prospectus and Summary Prospectus dated May 1, 2024

The fund currently has the following investment policy:

The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in common stocks, with an emphasis on large-cap stocks that have a strong track record of paying dividends or that are believed to be undervalued.

Effective May 1, 2025, this investment policy will be replaced with the following:

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities with a track record of paying dividends.

The date of this supplement is February 21, 2025.

E300-041 2/21/25